New York Supreme Court Rules for Greenidge Generation

DEC’s Denial of Air Permit Rejected by the Court; Deemed “Arbitrary and Capricious”

Greenidge’s NY Facility to Continue Operations, Providing High-Tech Local Jobs and Power to the Electrical Grid Daily
Seventh Court Ruling on Greenidge Operations – Seven Decisions in Favor of Greenidge
DRESDEN, NY – November 14, 2024 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, issued the following information and statement regarding the ruling today from New York Supreme Court Judge Vincent Dinolfo rejecting the New York State Department of Environmental Conservation’s (“DEC”) action to deny Greenidge’s application for renewal of a Title V Air Permit. Greenidge’s operations at its New York facility will now continue uninterrupted.

Judge Dinolfo stated in his ruling annulling DEC’s action the following:
●That DEC “acted in a manner that was both affected by errors of law and arbitrary and capricious”;
●The “Final Denial had no rational basis for its decision to forgo CLCPA § 7(2)’s justification analysis”; and
●The State’s “interpretation of the analysis required under CLCPA Section 7(2) is flawed”.

Statement of Greenidge Generation:

“Transparent political bias lost today. Facts and the rule of law won. The ruling ensures our facility will continue operating and our local employees will not have their careers ripped away by politically motivated governmental overreach that had no basis in law from the first day it began.
“The Climate Act is a good and well-intended law, but it did not give DEC political appointees and bureaucrats the power to rewrite a statute and unilaterally decide for themselves the value of working-class New Yorkers’ jobs. They tried hard, in concert with their allies in the advocacy community for whom truth was a bridge too far, but no amount of spin could change that fact.

“The damage caused to our company and employees by the recklessness of the DEC and all those who lied about our operation is real, and today the Court set the record straight – we were right, and the state and its allies were wrong.
“This is the seventh court ruling on Greenidge’s operation – with seven decisions in favor of Greenidge. Why? Because when actual judges rule — not DEC political actors — the facts and law govern, and our record is clear: we comply with state and federal law.
“DEC wanted a virtue-signaling result: to shut down a facility with no material impact on reaching Climate Law goals and one that offered significant emissions mitigation consistent with Climate Act aims. So they tried to short-circuit the process to get to their pre-determined outcome – and they got caught.
“This decision highlights the growing importance of data center operations – whether supporting AI, digital currency, cloud computing, or other high-tech businesses – and how we can bring modern career paths to Upstate New Yorkers, who have waited far too long for the opportunity.
“Our facility shows this region can create future-focused data center jobs and economic activity by utilizing power behind the meter – and provide power to the electrical grid everyday – while also meeting the state’s ambitious climate goals.
“Going forward, we hope the DEC will listen to the Court and begin working collaboratively with Greenidge to finalize a new permit, consistent with the court’s rebuke of the State’s decision and for the benefit of New York State.”

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.
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